UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2026
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Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 ENCINAL STREET

SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On July 28, 2026, Joby Aviation, Inc. (the “Company”) reminded holders of the outstanding warrants (CUSIP No. G65163 118) (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), that the Warrants will expire on Monday, August 10, 2026.
The Warrants trade on the New York Stock Exchange (“NYSE”) under the symbol JOBY WS. The NYSE has notified the Company that it will suspend trading in the Warrants after the close of trading on August 7, 2026 so that trades can be settled by August 10, 2026.
As of June 30, 2026, there were 14,237,486 Warrants outstanding. Each Warrant represents the right to purchase one share of the Company’s Common Stock at an exercise price of $11.50 per share.
Holders of the Warrants who wish to exercise their Warrants should contact the broker or custodian through which they hold their Warrants for instructions. Brokers and custodians are encouraged to contact the warrant agent, Continental Stock Transfer & Trust Company (mmullings@continentalstock.com or sfranklin@continentalstock.com), well in advance of the expiration date and DTCC’s cutoff time on August 10, 2026, to confirm the procedures for exercising Warrants.
Any Warrants not exercised prior to 5:00 p.m. New York time on August 7, 2026, will expire and become void, and the holder will no longer be able to exercise such voided Warrants.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joby Aviation, Inc.

Date:	July 28, 2026	By:	/s/ Rodrigo Brumana
		Name:	Rodrigo Brumana
		Title:	Chief Financial Officer